EXHIBIT 99.1


PROSPECTUS


                 [PHARMACEUTICAL HOLDRS(SM) TRUST LOGO OMITTED]


                        1,000,000,000 Depositary Receipts
                          Pharmaceutical HOLDRS(SM) Trust

         The Pharmaceutical HOLDRS(SM) Trust issues Depositary Receipts called Pharmaceutical HOLDRS(SM) representing your undivided beneficial ownership in the U.S.-traded common stock of a group of specified companies that are involved in various segments of the pharmaceutical industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Pharmaceutical HOLDRS in a round-lot amount of 100 Pharmaceutical HOLDRS or round-lot multiples. Pharmaceutical HOLDRS are separate from the underlying deposited common stocks that are represented by the Pharmaceutical HOLDRS. For a list of the names and the number of shares of the companies that make up a Pharmaceutical HOLDR, see "Highlights of Pharmaceutical HOLDRS--The Pharmaceutical HOLDRS" starting on page 10. The Pharmaceutical HOLDRS trust will issue Pharmaceutical HOLDRS on a continuous basis.

         Investing in Pharmaceutical HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

         Pharmaceutical HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Pharmaceutical HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a move complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

         The Pharmaceutical HOLDRS are listed on the American Stock Exchange under the symbol "PPH". On October 20, 2003 the last reported sale price of the Pharmaceutical HOLDRS on the American Stock Exchange was $68.63.

                                 ---------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

                    The date of this prospectus is October 25, 2004.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.



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                                TABLE OF CONTENTS

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SUMMARY.....................................................................3
RISK FACTORS................................................................4
HIGHLIGHTS OF PHARMACEUTICAL HOLDRS........................................10
THE TRUST..................................................................18
DESCRIPTION OF PHARMACEUTICAL HOLDRS.......................................18
DESCRIPTION OF THE UNDERLYING SECURITIES...................................20
DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT..............................22
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES..............................26
ERISA CONSIDERATIONS.......................................................31
PLAN OF DISTRIBUTION.......................................................31
LEGAL MATTERS..............................................................31
WHERE YOU CAN FIND MORE INFORMATION........................................32

                                 ---------------

         This prospectus contains information you should consider when making your investment decision. With respect to information about Pharmaceutical HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Pharmaceutical HOLDRS in any jurisdiction where the offer or sale is not permitted.

         The Pharmaceutical HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Pharmaceutical HOLDRS or of the underlying securities through an investment in the Pharmaceutical HOLDRS.




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                                     SUMMARY

         The Pharmaceutical HOLDRS trust was formed under the depositary trust agreement, dated as of January 24, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Pharmaceutical HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

         The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various segments of the pharmaceutical industry. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Pharmaceutical HOLDRS is specified under "Highlights of Pharmaceutical HOLDRS--The Pharmaceutical HOLDRS." This group of common stocks, and the securities of any company that may be added to the Pharmaceutical HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 22 companies included in the Pharmaceutical HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Pharmaceutical HOLDRS are separate from the underlying securities that are represented by the Pharmaceutical HOLDRS. On October 20, 2004 there were 10,497,400 Pharmaceutical HOLDRS outstanding.



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                                  RISK FACTORS

         An investment in Pharmaceutical HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Pharmaceutical HOLDRS, including the risks associated with a concentrated investment in the pharmaceutical industry.

General Risk Factors

o Loss of investment. Because the value of Pharmaceutical HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Pharmaceutical HOLDRS if the underlying securities decline in value.

o Discount trading price. Pharmaceutical HOLDRS may trade at a discount to the aggregate value of the underlying securities.

o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Pharmaceutical HOLDRS or other corporate events, such as mergers, a Pharmaceutical HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Pharmaceutical HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

o Not necessarily representative of the pharmaceutical industry. At the time of the initial offering, the companies included in the Pharmaceutical HOLDRS were generally considered to be involved in various segments of the pharmaceutical industry, however, the market price of the underlying securities and the Pharmaceutical HOLDRS may not necessarily follow the price movements of the entire pharmaceutical industry. If the underlying securities decline in value, your investment in the Pharmaceutical HOLDRS will decline in value, even if common stock prices of companies in the pharmaceutical industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Pharmaceutical HOLDRS, may not be involved in the pharmaceutical industry. In this case, the Pharmaceutical HOLDRS may not consist of securities issued only by companies involved in the pharmaceutical industry.

o Not necessarily comprised of solely pharmaceutical companies. As a result of distributions of securities by companies included in the Pharmaceutical HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Pharmaceutical HOLDRS and that are not involved in the pharmaceutical industry may be included in the Pharmaceutical HOLDRS. The securities of a new company will only be distributed from the Pharmaceutical HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Pharmaceutical HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sector classifications, the use of GICS sectors to determine whether a new company will be included in the Pharmaceutical HOLDRS provides no assurance that each new company included in the Pharmaceutical HOLDRS will be involved in the pharmaceutical industry. Currently, the underlying securities included in the Pharmaceutical HOLDRS are represented in the Health Care GICS sector. As each Standard & Poor's GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Pharmaceutical HOLDRS yet not be involved in the pharmaceutical industry. In addition the GICS sector classifications of securities included in the Pharmaceutical HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in the Pharmaceutical HOLDRS,

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     which may also result in the inclusion in the Pharmaceutical HOLDRS of the securities of a new company that is not involved in the pharmaceutical industry.

o No investigation of underlying securities. The underlying securities initially included in the Pharmaceutical HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of the issuers and the market liquidity of common stocks in the pharmaceutical industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Pharmaceutical HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates.

o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Pharmaceutical HOLDRS may not necessarily be a diversified investment in the pharmaceutical industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Pharmaceutical HOLDRS, may also reduce diversification. Pharmaceutical HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your Pharmaceutical HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Pharmaceutical HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. If you choose not to cancel your Pharmaceutical HOLDRS you cannot participate in a tender offer or any form of stock repurchase program relating to an underlying security. The cancellation of Pharmaceutical HOLDRS will involve payment of a cancellation fee to the trustee.

o Trading halts. Trading in Pharmaceutical HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Pharmaceutical HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Pharmaceutical HOLDRS, you will not be able to trade Pharmaceutical HOLDRS and will only be able to trade the underlying securities if you cancel your Pharmaceutical HOLDRS and receive each of the underlying securities.

o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Pharmaceutical HOLDRS. If the Pharmaceutical HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Pharmaceutical HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Pharmaceutical HOLDRS are delisted. There are currently 21 companies whose securities are included in the Pharmaceutical HOLDRS.

o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Pharmaceutical HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities.

o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Pharmaceutical HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.


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Risk Factors Specific to the Pharmaceutical Industry

o Pharmaceutical company stock prices have been and will likely continue to be extremely volatile. Pharmaceutical companies stock prices could be subject to wide fluctuations in response to a variety of factors, including:

     o   announcements of technological innovations or new commercial products;

     o   developments in patent or proprietary rights;

     o   government regulatory initiatives;

     o public concern as to the safety or other implications of pharmaceutical products;

     o   fluctuations in quarterly and annual financial results;

     o   market conditions; and

     o   difficulty in obtaining additional financing.

         In addition, the trading prices of some pharmaceutical stocks in general have experienced extreme price and volume fluctuations recently. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many pharmaceutical stocks are high when measured by conventional valuation standards, such as price to earnings and price to sales ratios. Some of the companies do not, or in the future might not, have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of pharmaceutical companies, generally, could depress the stock prices of a pharmaceutical company regardless of pharmaceutical companies' results. Other broad market and industry factors may decrease the stock price of pharmaceutical stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions, such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of pharmaceutical stocks.

         As a result of fluctuations in trading prices of the companies included in the Pharmaceutical HOLDRS, the trading price of Pharmaceutical HOLDRS has fluctuated significantly. The initial offering price of a Pharmaceutical HOLDR, on September 26, 2000 was $98.21, and during 2003, the price of a Pharmaceutical HOLDR reached a high of $85.06 and a low of $69.01.

o Pharmaceutical companies face uncertainty with respect to pricing and third party reimbursement. The ability of many pharmaceutical companies to commercialize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from government health agencies, private health insurers and other third-party payors. Third-party payors are increasingly challenging the price and cost-effectiveness of medical products. Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products. Government and other third-party payors are increasingly attempting to contain health care costs by a variety of means, including limiting both the degree of coverage and the level of reimbursement for new therapeutic products. If pharmaceutical companies do not obtain adequate coverage and reimbursement levels from government and third-party payors for use of existing and potential products, the costs and market acceptance of their products could be adversely affected.

o Protection of patent and proprietary rights of pharmaceutical companies is difficult and costly. The success of many pharmaceutical companies is highly dependent on their ability to obtain patents, to defend their existing patents and trade secrets and to operate in a manner that does not infringe the proprietary rights of other pharmaceutical companies. Patent disputes are frequent and can preclude the successful commercial introduction of products and technologies. As a result, there is significant litigation in the pharmaceutical


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     industry regarding patent and other intellectual property rights.
     Litigation is costly, diverts resources and can subject a pharmaceutical company to significant liabilities to third parties. In addition, a pharmaceutical company could be forced to obtain costly third-party licenses or cease using the technology or product in dispute.

o Many pharmaceutical companies face intense competition from new products and less costly generic products. The pharmaceutical industry is highly competitive and rapidly changing. Many pharmaceutical companies are major international corporations with substantial resources for research and development, production and marketing. Proprietary pharmaceutical products, which are products under patent protection, face intense competition from other competitors' similar proprietary products and many pharmaceutical companies also face increasing competition from similar generic products. Generic pharmaceutical competitors generally are able to obtain regulatory approval for drugs no longer covered by patents without investing in costly and time-consuming clinical trials, and need only demonstrate that their product is equivalent to the drug they wish to copy. As a result of their substantially reduced developments costs, generic pharmaceutical products are sold at lower prices than the original proprietary product. The introduction of a generic product can significantly reduce revenues received from a patented pharmaceutical product.

o Research and development efforts may not result in successful products. A pharmaceutical company's success depends on its ability to commit substantial resources to research and development and to obtain regulatory approval to market new pharmaceutical products. Development of a product requires substantial technical, financial and human resources and the research and development process often takes 10 or more years from discovery to commercial product launch. This process is conducted in various stages, and during each stage there is a substantial risk that a pharmaceutical company will not achieve its goals and will have to abandon a product in which it has invested substantial amounts. A pharmaceutical company may choose product candidates that are unsuccessful, unable to be developed in a timely manner or that require excessive resources to bring to market. Delays or unanticipated increases in costs of development at any stage of development, or failure to obtain regulatory approval or market acceptance of products could adversely affect a pharmaceutical company's results and financial condition.

o Pharmaceutical companies must keep pace with rapid technological change to remain competitive. The pharmaceutical industry is highly competitive and is subject to rapid and significant technological change. The success of a pharmaceutical company will depend in large part on its ability to maintain a competitive position, measured largely by the effectiveness and marketing of its products. Any technological advancement, product or process that these companies develop may become obsolete before research and development expenses are recovered.

o Pharmaceutical companies are subject to extensive government regulation. Pharmaceutical products offered by pharmaceutical companies are subject to strict regulation by governmental regulatory authorities in countries throughout the world. Products require extensive pre-clinical testing and other testing, clinical trials, government review and final approval before any marketing of the products will be permitted. This procedure could take a number of years and involves the expenditure of substantial resources. The success of a pharmaceutical company's products will depend, in part, upon obtaining and maintaining regulatory approval to market products and, once approved, complying with the continued review by regulatory agencies. For instance, the Food and Drug Administration (FDA), the agency which regulates and investigates drugs in the United States, can take as long as eight to nine years after an application is originally filed to approve a new drug application. The manufacturing process for pharmaceutical products is also highly regulated and pharmaceutical companies are subjected to periodic inspection of manufacturing facilities by regulatory agencies in many countries. Regulatory agencies may shut down manufacturing facilities that they find do not comply with regulations. The failure to obtain necessary government approvals, the restriction of existing approvals, loss of or changes to previously obtained approvals or the failure to comply with regulatory requirements could result in fines, unanticipated expenditures, product delays, non-approval or recall, interruption of production and even criminal prosecution.

o The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign

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     regulations and other risks inherent to international business. Many pharmaceutical companies have international operations and derive substantial revenue from international sales. The risks of international business that the companies are exposed to include the following:

     o   general economic, social, and political conditions;

     o the difficulty of enforcing intellectual property rights; agreements and collecting receivables through certain foreign legal systems;

     o differing tax rates, tariffs, exchange controls, or other similar restrictions;

     o volatility of currency markets and value of worldwide financial markets; and

     o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions.

o Pharmaceutical companies may be exposed to extensive product liability costs. Product liability is a significant commercial risk for many pharmaceutical companies. Substantial damage awards have been granted in several jurisdiction against pharmaceutical companies based upon claims for injuries allegedly caused by the use of their products. Many pharmaceutical companies obtain product liability insurance; however, a single product liability claim could exceed the coverage limits of a pharmaceutical company. Further, there can be no assurance that a pharmaceutical company will be able to obtain or maintain its product liability insurance, that it will continue to be able to obtain adequate product liability insurance on reasonable terms or that any product liability insurance obtained will provide adequate coverage against potential liabilities. The business, financial condition and results of operations of a pharmaceutical company could be materially and adversely affected by one or more successful product liability claims.

o Many pharmaceutical companies are dependent on key personnel for success. The success of many pharmaceutical companies is highly dependent on the experience, abilities, and continued services of key executive officers and key scientific and technical personnel. If these companies lose the services of any of these officers or key scientific and technical personnel, their future success could be undermined. The success of many pharmaceutical companies also depends upon their ability to attract and retain other highly qualified scientific, technical, sales and manufacturing personnel and their ability to develop and maintain relationships with qualified clinical researchers. Competition for such personnel and relationships is intense and many of these companies compete with each other and with universities and non-profit research organizations. There is no certainty that any of these pharmaceutical companies will be able to continue to attract and retain qualified personnel or develop and maintain relationships with clinical researchers.

o Companies whose securities are included in the Pharmaceutical HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Pharmaceutical HOLDRS. Companies whose securities are included in Pharmaceutical HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Pharmaceutical HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, or delay their introduction of new products and services. Any of these actions may reduce the market price of stocks in the pharmaceutical industry.

o One company currently included in the Pharmaceutical HOLDRS, Andrx Corporation Andrx Group is a tracking stock and is therefore subject to additional risks relating to an investment in a tracking stock. The risks associated with tracking stocks include the following:


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o    Stockholders of a tracking stock remain invested in the entire company issuing the tracking stock, even though the tracking stock is intended to reflect the operating performance of specific operations of a company's business. As a result, the performance and financial results of the operations of Andrx Corporation that are not tracked by the Andrx Group tracking stock could negatively affect the market price of the Andrx Group tracking stock and the Pharmaceutical HOLDRS and the market price of the Andrx Group tracking stock may not reflect the performance of the operations the tracking stock is intended to reflect.

o A holder of tracking stock does not have any direct voting rights to elect the management of the operations represented by the tracking stock or to make fundamental decisions affecting the tracked operations. The holders of tracking stock have voting rights that are similar to that of common shareholders of the company that issued the tracking stock, and would, along with the other shareholders, be limited to electing the management of the entire company rather than the management of the tracked operations. In addition, all of the shareholders of the company may be entitled to vote on fundamental decisions affecting the tracked operations. Consequently, the management of the company may make operational, financial and other decisions that may not be in the best interests of the holders of the Andrx Group tracking stock or that favor the other shareholders to the detriment of the Andrx Group tracking stock. For example, management of the company may decide to sell assets or discontinue operations relating to the operations tracked by the Andrx Group tracking stock without the consent of the holders of the tracking stock and the consideration received on any sale of assets may be less than what would be received if the tracked operations were a separate company. In addition, management of the company could adversely change the terms of the tracking stock without seeking the approval of a majority of the holders of the tracking stock affected by the change.

o In the event of a dissolution of Andrx Corporation, the holders of the Andrx Group tracking stock will not have preferential rights to the respective assets of the tracked operations and these assets may become subject to liabilities attributable to the rest of Andrx Corporation. In addition, any payment to the holders of the tracking stock as a result of a dissolution may be allocated by a specified formula regardless of the Andrx Group tracking stock's relative contribution to the company as a whole.

o On each additional issuance of any class of stock by Andrx Corporation, the voting rights, rights on dissolution and rights to dividends on Andrx Group tracking stock will be diluted. In addition, any additional issuances of Andrx Group tracking stock could dilute the value of the Andrx Group tracking stock and the proceeds received on any additional issuance may not be allocated to the operations represented by the tracking stock.

     Generally, the terms of a tracking stock differ from those of the common stock of the same company. Please see the public filings of Andrx Corporation for more information on the Andrx Group tracking stock. For information on where you can access Andrx Corporation's public filings, please see "Where You Can Find More Information."



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                       HIGHLIGHTS OF PHARMACEUTICAL HOLDRS

         This discussion highlights information regarding Pharmaceutical HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Pharmaceutical HOLDRS.

Issuer................................ Pharmaceutical HOLDRS Trust.

The trust............................. The Pharmaceutical HOLDRS Trust was
                                       formed under the depositary trust
                                       agreement, dated as of January 24, 2000
                                       among The Bank of New York, as trustee,
                                       Merrill Lynch, Pierce, Fenner & Smith
                                       Incorporated, other depositors and the
                                       owners of the Pharmaceutical HOLDRS and
                                       was amended on November 22, 2000. The
                                       trust is not a registered investment
                                       company under the Investment Company Act of 1940.

Initial depositor..................... Merrill Lynch, Pierce, Fenner & Smith
                                       Incorporated.

Trustee............................... The Bank of New York, a New York
                                       state-chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Pharmaceutical HOLDRS representing the underlying securities issued by the trust. The Trustee holds the underlying securities on behalf of the holders of Pharmaceutical HOLDRS.

Purpose of Pharmaceutical HOLDRS...... Pharmaceutical HOLDRS are designed to achieve the following:

                                       Diversification. Pharmaceutical HOLDRS
                                       are designed to allow you to diversify
                                       your investment in the pharmaceutical
                                       industry through a single,
                                       exchange-listed instrument representing
                                       your undivided beneficial ownership of
                                       the underlying securities.

                                       Flexibility. The beneficial owners of
                                       Pharmaceutical HOLDRS have undivided
                                       beneficial ownership interests in each of the underlying securities represented by the Pharmaceutical HOLDRS, and can cancel their Pharmaceutical HOLDRS to receive each of the underlying securities represented by the Pharmaceutical HOLDRS.

                                       Transaction costs. The expenses
                                       associated with buying and selling
                                       Pharmaceutical HOLDRS in the secondary
                                       market are expected to be less than
                                       separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets.......................... The trust holds shares of common stock issued by specified companies that, when initially selected, were involved in the pharmaceutical industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement--
                                       Distributions" and "--Reconstitution
                                       events." There are  currently 21
                                       companies included in the Pharmaceutical
                                       HOLDRS.

                                       The trust's assets may increase or
                                       decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Pharmaceutical HOLDRS............. The trust has issued, and may continue to issue, Pharmaceutical HOLDRS that
                                       represent an undivided beneficial
                                       ownership interest in the shares of
                                       common stock that are held by the trust.
                                       The Pharmaceutical HOLDRS themselves are separate from the underlying securities that are represented by the
                                       Pharmaceutical HOLDRS.

                                       The following chart provides:

                                       o  the names of the 21 issuers of the
                                          underlying securities currently
                                          represented by a Pharmaceutical HOLDR,

                                       o  the stock ticker symbols,

                                       o  the share amounts currently
                                          represented by a round-lot of 100
                                          Pharmaceutical HOLDRS, and

                                       o  the principal U.S. market on which the
                                          common stock of the selected companies
                                          are traded.

                                                                                                        Primary
                                                                                         Share          Trading
                                       Name of Company                Ticker            Amounts         Market
                                       ---------------                ------            -------         -------

                                       Abbott Laboratories             ABT                14            NYSE
                                       Allergan, Inc.                  AGN                1             NYSE
                                       Andrx Corporation-Andrx         ADRX               2             NASDAQ
                                       Group
                                       Advanced Medical Optics, Inc.   AVO              0.2222          NYSE
                                       Biovail Coporation              BVF                4             NYSE
                                       Bristol-Myers Squibb Company    BMY                18            NYSE
                                       Eli Lilly  & Company            LLY                10            NYSE
                                       Forest Laboratories, Inc.       FRX                4             NYSE
                                       Hospira, Inc.                   HSP               1.4            NYSE
                                       IVAX Corporation                IVX             2.3438           AMEX
                                       Johnson & Johnson               JNJ               26             NYSE
                                       King Phamaceuticals, Inc.       KG               4.25            NYSE
                                       Medco Health Solutions          MHS              2.653           NYSE
                                       Merck & Co., Inc.               MRK                22            NYSE
                                       Mylan Laboratories, Inc.        MYL              2.25            NYSE
                                       Pfizer Inc.                     PFE                58            NYSE
                                       Schering-Plough Corporation     SGP                14            NYSE
                                       Valeant Pharmaceuticals         VRX                 1            NYSE
                                       Watson Pharmaceuticals, Inc.    WPI                 1            NYSE
                                       Wyeth                           WYE                12            NYSE
                                       Zimmer Holdings, Inc.           ZMH                1.8           NYSE


                                       The companies whose common stocks were
                                       included in the Pharmaceutical HOLDRS at the time the Pharmaceutical HOLDRS were originally issued generally were considered to be among the 20 largest and most liquid companies with U.S.-traded common stock involved in the pharmaceutical industry as measured by market capitalization and trading volume on December 15, 1999. The market capitalization of a company is determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                                       The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Pharmaceutical HOLDRS in a round-lot of 100 Pharmaceutical HOLDRS and round-lot multiples. The trust will only issue

                                       Pharmaceutical HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Pharmaceutical HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Pharmaceutical HOLDRS, the trust may require a minimum of more than one round-lot of 100 Pharmaceutical HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Pharmaceutical HOLDRS.

                                       The number of outstanding Pharmaceutical
                                       HOLDRS will increase and decrease as a
                                       result of in-kind deposits and
                                       withdrawals of the underlying securities.
                                       The trust will stand ready to issue
                                       additional Pharmaceutical HOLDRS on a
                                       continuous basis when an investor
                                       deposits the required shares of common
                                       stock with the trustee.

Purchases............................. You may acquire Pharmaceutical HOLDRS in two ways:

                                       o  through an in-kind deposit of the
                                          required number of shares of common
                                          stock of the underlying issuers with
                                          the trustee, or

                                       o  through a cash purchase in the
                                          secondary trading market.

Issuance and cancellation fees........ If you wish to create Pharmaceutical
                                       HOLDRS by delivering to the trust the
                                       requisite shares of common stock
                                       represented by a round-lot of 100
                                       Pharmaceutical HOLDRS, The Bank of New
                                       York as trustee will charge you an
                                       issuance fee of up to $10.00 for each
                                       round-lot of 100 Pharmaceutical HOLDRS.
                                       If you wish to cancel your Pharmaceutical
                                       HOLDRS and withdraw your underlying
                                       securities, The Bank of New York as
                                       trustee will charge you a cancellation
                                       fee of up to $10.00 for each round-lot of 100 Pharmaceutical HOLDRS.

Commissions........................... If you choose to deposit underlying securities in order to receive
                                       Pharmaceutical HOLDRS, you will be
                                       responsible for paying any sales
                                       commission associated with your purchase of the underlying securities that is charged by your broker, in addition to the issuance fee charged by the trustee described above.

Custody fees.......................... The Bank of New York, as trustee and as custodian, will charge you a quarterly
                                       custody fee of $2.00 for each round-lot
                                       of 100 Pharmaceutical HOLDRS, to be
                                       deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Pharmaceutical HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to
  Pharmaceutical HOLDRS............... You have the right to withdraw the underlying securities upon request by
                                       delivering a round- lot or integral
                                       multiple of a round-lot of Pharmaceutical
                                       HOLDRS to the trustee, during the
                                       trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Pharmaceutical HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, the
                                       Pharmaceutical HOLDRS themselves will not have voting rights.

Rights relating to the underlying
  securities........................   Pharmaceutical HOLDRS represents your
                                       beneficial ownership of the underlying
                                       securities. Owners of Pharmaceutical
                                       HOLDRS have the same rights and
                                       privileges as if they owned the
                                       underlying securities beneficially
                                       outside of Pharmaceutical HOLDRS. These
                                       include the right to instruct the trustee to vote the underlying securities or you may attend shareholder meetings yourself, the right to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge
                                       Pharmaceutical HOLDRS and the right to
                                       surrender Pharmaceutical HOLDRS to
                                       receive the underlying securities.
                                       Pharmaceutical HOLDRS does not change
                                       your beneficial ownership in the
                                       underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Pharmaceutical
                                       HOLDRS. However, due to the nature of
                                       Pharmaceutical HOLDRS, you will not be
                                       able to participate in any dividend
                                       reinvestment program of an issuer of
                                       underlying securities unless you cancel
                                       your Pharmaceutical HOLDRS (and pay the
                                       applicable fees) and receive all of the
                                       underlying securities.

                                       A holder of Pharmaceutical HOLDRS is not a registered owner of the underlying securities. In order to become a registered owner, a holder of
                                       Pharmaceutical HOLDRS would need to
                                       surrender their Pharmaceutical HOLDRS,
                                       pay the applicable fees and expenses,
                                       receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                       You retain the right to receive any
                                       reports and communications that the
                                       issuers of underlying securities are
                                       required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Pharmaceutical HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Pharmaceutical HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                       The depositary trust agreement entitles
                                       you to receive, subject to certain
                                       limitations and net of any fees and
                                       expenses of the trustee, any
                                       distributions of cash (including
                                       dividends), securities or property made
                                       with respect to
                                       the underlying securities. However, any
                                       distribution of securities by an issuer
                                       of underlying securities will be
                                       deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's GICS sector classification that is different from the GICS sector classifications represented in the Pharmaceutical HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to you, may be disposed of for your benefit or may lapse.

                                       There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Pharmaceutical HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                       If you wish to participate in a tender
                                       offer for any of the underlying
                                       securities, or any form of stock
                                       repurchase program by an issuer of an
                                       underlying security, you must surrender
                                       your Pharmaceutical HOLDRS (and pay the
                                       applicable fees and expenses) and receive all of your underlying securities in exchange for your Pharmaceutical HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

Ownership rights in fractional
shares in the underlying securities... As a result of distributions of securities by companies included in the
                                       Pharmaceutical HOLDRS or other corporate events, such as mergers, a Pharmaceutical HOLDR may represent an interest in a fractional share of an underlying security. You are entitled to receive distributions proportionate to your fractional shares.

                                       In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Pharmaceutical HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 round-lots of 100 Pharmaceutical HOLDRS are outstanding and each round-lot of 100 Pharmaceutical HOLDRS represents
                                       1.75 shares of an underlying security,
                                       there will be 175,001.75 votes of the
                                       underlying security represented by
                                       Pharmaceutical HOLDRS. If holders of
                                       50,000 round-lots of 100 Pharmaceutical
                                       HOLDRS vote their underlying securities
                                       "yes" and holders of 50,001 round-lots of 100 Pharmaceutical HOLDRS vote their underlying securities "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events................  The depositary trust agreement provides for the automatic distribution of
                                       underlying securities from the
                                       Pharmaceutical HOLDRS to you in the
                                       following four circumstances:

                                       A.   If an issuer of underlying
                                            securities no longer has a class of
                                            securities registered under section
                                            12 of the Securities Exchange Act of
                                            1934, then the trustee will
                                            distribute the shares of that
                                            company to the owners of the
                                            Pharmaceutical HOLDRS.

                                       B.   If the SEC finds that an issuer of
                                            underlying securities should be
                                            registered as an investment company
                                            under the Investment Company Act of
                                            1940, and the trustee has actual
                                            knowledge of the SEC finding, then
                                            its securities will no longer be an
                                            underlying security and the trustee
                                            will distribute the shares of that
                                            company to the owners of the
                                            Pharmaceutical HOLDRS.

                                       C.   If the underlying securities of an
                                            issuer cease to be outstanding as a
                                            result of a merger, consolidation,
                                            or other corporate combination or
                                            other event, the trustee will
                                            distribute the consideration paid by
                                            and received from the acquiring
                                            company or the securities received
                                            in exchange for the securities of
                                            the underlying issuer whose
                                            securities cease to be outstanding
                                            to the beneficial owners of
                                            Pharmaceutical HOLDRS, only if the
                                            distributed securities have a
                                            different Standard & Poor's GICS
                                            sector classification than any of
                                            the underlying securities
                                            represented in the Pharmaceutical
                                            HOLDRS at the time of the
                                            distribution or exchange or if the
                                            securities received are not listed
                                            for trading on a U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System. In
                                            any other case, the additional
                                            securities received will be
                                            deposited into the trust.

                                       D.   If an issuer's underlying securities
                                            are delisted from trading on a U.S.
                                            national securities exchange or
                                            through the Nasdaq National Market
                                            System and are not listed for
                                            trading on another U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System within
                                            five business days from the date the
                                            securities are delisted.

                                       To the extent a distribution of
                                       underlying securities from the
                                       Pharmaceutical HOLDRS is required as a
                                       result of a reconstitution event, the
                                       trustee will deliver the underlying
                                       security to you as promptly as
                                       practicable after the date that the
                                       trustee has knowledge of the occurrence
                                       of a reconstitution event.

                                       In addition, securities of a new company will be added to the Pharmaceutical HOLDRS, as a result of a distribution of securities by an underlying issuer or where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor's GICS sector classification that is different from the GICS sector classification of any other security then included in the Pharmaceutical HOLDRS or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                       It is anticipated, as a result of the
                                       broadly defined Standard & Poor's GICS
                                       sectors, that most distributions or
                                       exchanges of securities will result in
                                       the
                                       15
                                       inclusion of new securities in
                                       Pharmaceutical HOLDRS. The trustee will
                                       review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Pharmaceutical HOLDRS or distributed to you.

Standard & Poor's sector
classifications......................  Standard & Poor's Corporation is an
                                       independent source of market information that, among other things, maintains the Global Industry Classification Standard, referred to herein as "GICS," which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective as of January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector classification. The securities included in the Pharmaceutical HOLDRS are currently represented in the Health Care GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Pharmaceutical HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

Termination events...................  A.  The Pharmaceutical HOLDRS are delisted from the American Stock
                                           Exchange and are not listed for
                                           trading on another U.S. national
                                           securities exchange or through the
                                           Nasdaq National Market System within
                                           five business days from the date the
                                           Pharmaceutical HOLDRS are delisted.

                                       B.  The trustee resigns and no successor
                                           trustee is appointed within 60 days
                                           from the date the trustee provides
                                           notice to Merrill Lynch,  Pierce,
                                           Fenner & Smith, Incorporated, as
                                           initial depositor, of its intent to
                                           resign.

                                       C.  Beneficial owners of at least 75%
                                           of outstanding Pharmaceutical HOLDRS
                                           vote to dissolve and liquidate the
                                           trust.

                                       If a termination event occurs, the
                                       trustee will distribute the underlying
                                       securities as promptly as practicable
                                       after the termination event.

                                       Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Pharmaceutical HOLDRS surrendered, along with any taxes or other governmental changes, if any.

United States Federal income tax
  consequences.......................  The United States federal income tax laws will treat a U.S. holder of
                                       Pharmaceutical HOLDRS as directly owning the underlying securities. The Pharmaceutical HOLDRS themselves will not result in any United States federal income tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing..............................  The Pharmaceutical HOLDRS are listed on the American Stock Exchange under the
                                       symbol "PPH". On October 20, 2004, the
                                       last reported sale price of
                                       Pharmaceutical HOLDRS on the American
                                       Stock Exchange was $68.63.

Trading..............................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100
                                       Pharmaceutical HOLDRS. Bid and ask
                                       prices, however, are quoted per single
                                       Pharmaceutical HOLDRS.

Clearance and settlement.............. Pharmaceutical HOLDRS have been issued only in book-entry form. Pharmaceutical
                                       HOLDRS are evidenced by one or more
                                       global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Pharmaceutical HOLDRS."

                                    THE TRUST

         General. This discussion highlights information about the Pharmaceutical HOLDRS trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase Pharmaceutical HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The Pharmaceutical HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of January 24, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Pharmaceutical HOLDRS trust is not a registered investment company under the Investment Company Act of 1940.

         The Pharmaceutical HOLDRS trust is intended to hold deposited shares for the benefit of owners of Pharmaceutical HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040 or earlier if a termination event occurs.

                      DESCRIPTION OF PHARMACEUTICAL HOLDRS

         The trust has issued Pharmaceutical HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Pharmaceutical HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender Pharmaceutical HOLDRS in a round-lot of 100 Pharmaceutical HOLDRS and round-lot multiples. The trust will only issue Pharmaceutical HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Pharmaceutical HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Pharmaceutical HOLDRS, the trust may require a minimum of more than one round-lot of 100 Pharmaceutical HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Pharmaceutical HOLDRS.

         Pharmaceutical HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Pharmaceutical HOLDRS--The Pharmaceutical HOLDRS."

         Beneficial owners of Pharmaceutical HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Pharmaceutical HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Pharmaceutical HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Pharmaceutical HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Pharmaceutical HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Pharmaceutical HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

         Pharmaceutical HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Pharmaceutical HOLDRS are available only in book-entry form. Owners of Pharmaceutical HOLDRS hold their Pharmaceutical HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various segments of the pharmaceutical industry and whose common stock is registered under section 12 of the Securities Exchange Act. The issuers of the underlying securities were, at the time of selection, among the largest capitalized and most liquid companies in the pharmaceutical industry as measured by market capitalization and trading volume.

         The Pharmaceutical HOLDRS may no longer consist exclusively of securities issued by companies involved in the pharmaceutical industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the pharmaceutical industry and will undertake to make adequate disclosures when necessary.

         Underlying securities. For a list of the underlying securities represented by Pharmaceutical HOLDRS, please refer to "Highlights of Pharmaceutical HOLDRS--The Pharmaceutical HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Pharmaceutical HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any of their affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

         The following table sets forth the composite performance of all of the 21 underlying securities represented by a single Pharmaceutical HOLDR, measured at the close of the business day on June 25, 1998, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month through August 2004. The following graph sets forth such performance at the close of each business day during the same period. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

                    Closing                      Closing                    Closing                    Closing
      1998           Price         2000           Price        2002          Price         2004        Price
      ----           -----         ----           -----        ----          -----         ----        -----
June 25.......       83.97    January 31.....       89.93    January 31..     97.02    January 30..    80.89
June 30.......       83.29    February 29....       78.17    February 28.     97.45    February 27.    81.53
July 31.......       83.09    March 31.......       82.69    March 28....     95.46    March 31....    76.30
August 31.....       74.62    April 28.......       91.23    April 30....     87.23    April 30....    79.86
September 30..       84.06    May 31.........       96.80    May 31......     84.81    May 28......    79.42
October 30....       86.60    June 30........      105.94    June 28.....     76.56    June 30.....    78.25
November 30...       92.55    July 31........       97.61    July 31.....     73.71    July 30.....    74.08
December 31...       96.74    August 31......       94.94    August 30...     74.81    August 31...    75.43
                              September 29...      101.50    September 30     69.22
                              October 31.....      107.63    October 31..     74.89
                              November 30....      111.94    November 29.     78.56
                              December 29....      114.21    December 31.     74.23


                    Closing                        Closing                     Closing
      1999           Price           2001           Price           2003       Price
      ----           -----           ----           -----          -----       -----
January 29....         97.28    January 31.....      104.01    January 31..    73.11
February 26...         99.83    February 28....      104.11    February 28.    71.06
March 31......        102.08    March 30.......       96.11    March 31....    74.11
April 30......         93.19    April 30.......       99.47    April 30....    76.77
May 28........         89.94    May 31.........      101.28    May 30......    76.74
June 30.......         94.18    June 29........       95.15    June 30.....    80.70
July 30.......         87.53    July 31........      101.65    July 31.....    77.25
August 31.....         92.22    August 31......       96.71    August 29...    73.74
September 30..         85.19    September 28...       98.92    September 30    74.22
October 29....         97.06    October 31.....       99.07    October 31..    74.03
November 30...         95.11    November 30....      102.47    November 28.    74.57
December 31...         84.43    December 31....       98.42    December 31.    79.49

                                [GRAPHIC OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of January 24, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Pharmaceutical HOLDRS, provides that Pharmaceutical HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

         The trustee. The Bank of New York serves as trustee for the Pharmaceutical HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

         Issuance, transfer and surrender of Pharmaceutical HOLDRS. You may create and cancel Pharmaceutical HOLDRS only in round-lots of 100 Pharmaceutical HOLDRS. You may create Pharmaceutical HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Pharmaceutical HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Pharmaceutical HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Pharmaceutical HOLDRS, the trust may require a minimum of more than one round-lot of 100 Pharmaceutical HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Pharmaceutical HOLDRS. Similarly, you must surrender Pharmaceutical HOLDRS in integral multiples of 100 Pharmaceutical HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Pharmaceutical HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. You will receive proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of Pharmaceutical HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Pharmaceutical HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Pharmaceutical HOLDRS unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such securities have a different Standard & Poor's GICS sector classification than any of the underlying securities in the Pharmaceutical HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be distributed to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act of 1933. Otherwise, if practicable, the rights will be disposed of and the net proceeds distributed to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to Pharmaceutical HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Pharmaceutical HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Pharmaceutical HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Pharmaceutical HOLDRS to you in the following four circumstances:

         A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Pharmaceutical HOLDRS.

         B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Pharmaceutical HOLDRS.

         C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Pharmaceutical HOLDRS, only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Pharmaceutical HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the NASDAQ National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

         D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

         As provided in the depositary trust agreement, securities of a new company will be added to the Pharmaceutical HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification than the underlying securities represented in the Pharmaceutical HOLDRS or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

         This will also apply if ANDRX Corporation converts the Cybear Group tracking stock into another class of securities of ANDRX Corporation or one of its subsidiaries.

         It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Pharmaceutical HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Pharmaceutical HOLDRS will be distributed from the Pharmaceutical HOLDRS to you.

         Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one

         GICS sector. The securities included in the Pharmaceutical HOLDRS are currently represented in the Health Care GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Pharmaceutical HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your Pharmaceutical HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Pharmaceutical HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Pharmaceutical HOLDRS.

         Further issuances of Pharmaceutical HOLDRS. The depositary trust agreement provides for further issuances of Pharmaceutical HOLDRS on a continuous basis without your consent.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Pharmaceutical HOLDRS will surrender their Pharmaceutical HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Pharmaceutical HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Pharmaceutical HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Pharmaceutical HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Pharmaceutical HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Pharmaceutical HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Pharmaceutical HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Pharmaceutical HOLDRS.

         Issuance and cancellation fees. If you wish to create Pharmaceutical HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Pharmaceutical HOLDRS. If you wish to cancel your Pharmaceutical HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Pharmaceutical HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create Pharmaceutical HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Pharmaceutical HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Pharmaceutical HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

         Governing law. The depositary trust agreement and the Pharmaceutical HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Pharmaceutical HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         A.   General

         The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Pharmaceutical HOLDRS for:

         o    an individual who is a citizen or resident of the United States;

         o a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

         o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

         o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

         o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

              If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Pharmaceuticals HOLDRS, the tax treatment of the partnership and each partner will generally depend on the status of the partner and the activities of the partnership. Partnerships acquiring Pharmaceuticals HOLDRS, and partners in such partnerships, should consult their tax advisors.

              This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change or differing interpretations, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, investors who acquire or hold any Pharmaceutical HOLDRS as part of a conversion, straddle or other hedging transaction, certain former citizens and residents of the United States and persons subject to the alternative minimum tax. In addition, this discussion generally is limited to investors who will hold the Pharmaceutical HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Pharmaceutical HOLDRS held by a partnership or other flow through entities. We recommend that you consult with your own tax advisor with regard to the application of the U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

         B.   Taxation of the trust

              The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

         C.   Taxation of Pharmaceutical HOLDRS

              A receipt holder purchasing and owning Pharmaceutical HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Pharmaceutical HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

                  Qualified dividend income received in respect of Pharmaceutical HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Pharmaceutical HOLDRS. U.S. receipt holders that are corporations may be eligible for a dividend-received deduction in respect of dividends received from domestic corporations.

              A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Pharmaceutical HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Pharmaceutical HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Pharmaceutical HOLDRS. Similarly, with respect to sales of Pharmaceutical HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Pharmaceutical HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

              The distribution of any securities by the trust upon the surrender of Pharmaceutical HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. Gain or loss with respect to fractional shares shall be computed by allocating a portion of the aggregate tax basis of the distributed securities to such fractional shares. The receipt holder's aggregate tax basis with respect to the distributed securities will be the same as when held through the trust, less any tax basis allocated to fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

         D.   Brokerage fees and custodian fees

              The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Pharmaceutical HOLDRS will reduce the amount realized with respect to the underlying securities.

              A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

         E. Special considerations with respect to underlying securities of foreign issuers

              If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

              As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates. A qualified foreign corporation includes:

     o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty, which the Secretary of the Treasury determines to be satisfactory and that includes an exchange of information program, and

     o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States, and

     o  a corporation that is incorporated in a possession of the United States,

but will not include:

     o  a passive foreign investment company (as defined below),

     o a foreign personal holding company (as specially defined in the Code), or

     o  a foreign investment company (as specially defined in the Code).

              If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

              Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute "passive income" or, in the case of some U.S. holders, "financial services income." For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

              Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. If any of the underlying securities are securities of a foreign issuer holders of Pharmaceutical HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes.

              Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). The Initial Depositor is not aware that any of the foreign issuers of the underlying securities is currently a PFIC, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. The Initial Depositor will notify the trustee, who in turn will notify the receipt holders, if it becomes aware that any of the foreign issuers is a PFIC. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

         o    at least 75% of its gross income is "passive income;" or

         o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

              Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

              If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Pharmaceutical HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

       F.     Non-U.S. receipt holders

              A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. A non-U.S. receipt holder who wishes to claim an exemption from, or reduction in, withholding under the benefit of an applicable tax treaty must comply with certification requirements. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

              A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

              With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

              A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

                  A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Pharmaceutical HOLDRS or of the underlying securities unless:

         o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

         o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

         o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and
              (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

              Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

              Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

              The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

              The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

              Any plan fiduciary which proposes to have a plan acquire Pharmaceutical HOLDRS should consult with its counsel with respect to the potential applicability of the prohibited transaction provisions of ERISA and the Internal Revenue Code to this investment, and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Pharmaceutical HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

              In accordance with the depositary trust agreement, the trust issued Pharmaceutical HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Pharmaceutical HOLDRS. The trust delivered the initial distribution of Pharmaceutical HOLDRS against deposit of the underlying securities in New York, New York on approximately February 11, 2001.

              Investors who purchase Pharmaceutical HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the details of their brokerage accounts for details on applicable charges.

              Merrill Lynch, Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which they have received and will receive customary fees and commissions. Merrill Lynch, Pierce, Fenner & Smith Incorporated also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

              Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Pharmaceutical HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

              Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Pharmaceutical HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.

                                  LEGAL MATTERS

              Legal matters, including the validity of the Pharmaceutical HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of the Pharmaceutical HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Pharmaceutical HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Pharmaceutical HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Securities Exchange Act of 1934. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

         Because the common stock of the issuers of the underlying securities is registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

         The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Pharmaceutical HOLDRS. This prospectus relates only to Pharmaceutical HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Pharmaceutical HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Pharmaceutical HOLDRS, have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1999, 2000, 2001, 2002 and 2003, through September 2004. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. An asterisk (*) denotes that no shares of the issuer were outstanding during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                            ABBOTT LABORATORIES (ABT)

         Abbott Laboratories develops, manufactures and sells a broad and diversified line of health care products and services. The Company's Pharmaceutical Products segment produces adult and pediatric pharmaceuticals sold primarily on the prescription or recommendation of physicians, while the Diagnostic Products segment produces diagnostic systems and tests for blood banks, hospitals, commercial laboratories, alternate care testing sites, and consumers. The Hospital Products segment offers drugs and drug delivery systems, perioperative and intensive care products, among others. Ross Products include adult and pediatric nutritionals, and the International Segment includes hospital, pharmaceutical, and adult and pediatric nutritional products marketed and primarily manufactured outside the United States. Abbott markets its products worldwide through affiliates and distributors to retailers, wholesalers, hospitals, health care facilities, physicians offices, laboratories, and government agencies around the world.

            Closing             Closing           Closing            Closing             Closing            Closing
   1999      Price     2000     Price    2001      Price      2002     Price    2003      Price    2004      Price
---------   ------   -------    -------  -------   ------   -------   -----    -------    ------  -------    ------
January     46 7/16  January    3 29/16  January   44.86    January   57.70    January    38.12   January    43.08
February    46 5/16  February   33       February  48.99    February  56.55    February   35.62   February   42.80
March       46 13/16 March      35 3/16  March     47.19    March     52.60    March      37.61   March      41.00
April       48 3/8   April      38 7/16  April     46.38    April     53.95    April      40.63   April      44.02
May         45 3/16  May        40 11/16 May       51.98    May       47.50    May        44.55   May        41.21
June        45 3/8   June       44 9/16  June      48.00    June      37.65    June       43.76   June       40.76
July        42 15/16 July       41 5/8   July      53.59    July      41.41    July       39.25   July       39.35
August      43 3/8   August     43 49/64 August    49.70    August    40.03    August     40.30   August     41.69
September   36 11/16 September  47 9/16  September 51.85    September 40.40    September  42.55   September  42.36
October     40 3/8   October    52 13/16 October   52.98    October   41.87    October    42.62
November    38       November   55 1/16  November  55.00    November  43.78    November   44.20
December    36 5/16  December   48 7/16  December  55.75    December  40.00    December   46.60

         The closing price on October 20, 2004 was $41.40.

                              ALLERGAN, INC. (AGN)

         Allergan, Inc. develops, manufactures and markets a broad range of specialty pharmaceutical products for the ophthalmic, neurological, dermatological and other specialty markets. Its speciality pharmaceutical products include products for glaucoma, retinal disease, dry eye, psoriasis, acne and movement disorders. Its specialty pharmaceutical products are sold to drug wholesalers and retail chains.

            Closing             Closing           Closing            Closing             Closing            Closing
   1999      Price     2000     Price   2001      Price      2002     Price    2003      Price    2004      Price
---------   ------   -------    ------- -------   ------   -------   -----    -------    ------  -------    ------
January     38 7/16  January   57       January   81.75    January   66.75    January    60.67   January    82.85
February    40 3/4   February  50 5/16  February  86.95    February  64.84    February   64.20   February   87.54
March       43 15/16 March     50       March     74.15    March     64.65    March      68.21   March      84.16
April       44 15/16 April     58 7/8   April     76.00    April     65.91    April      70.25   April      88.05
May         46 1/2   May       68 11/16 May       89.70    May       63.10    May        72.11   May        88.90
June        55 1/2   June      74 1/2   June      84.03    June      66.75    June       77.10   June       89.52
July        47 1/4   July      66 15/16 July      75.29    July      60.49    July       80.48   July       75.64
August      49 15/16 August    73 9/64  August    72.25    August    58.72    August     79.46   August     74.65
September   55       September 84 13/32 September 66.30    September 54.40    September  78.73   September  72.55
October     53 11/16 October   84 1/16  October   71.79    October   54.45    October    75.62
November    49 3/16  November  92 13/16 November  75.49    November  58.79    November   74.73
December    49 3/4   December  96 13/16 December  75.05    December  57.62    December   76.81

         The closing price on October 20, 2004 was $69.37.




                       ADVANCED MEDICAL OPTICS, INC. (AVO)

         Advanced Medical Optics, Inc. develops, manufactures and markets medical devices for the eye and eye care products. Advanced Medical Optics' products in the ophthalmic surgical market include products for the cataract and refractive surgery markets. Advanced Medical Optics' products also target the eye care market and focus on three segments of the cataract surgery market. Advanced Medical Optics also develops, manufactures and markets a range of products for use with contact lenses.

           Closing             Closing           Closing            Closing             Closing            Closing
   1999     Price     2000     Price    2001      Price      2002     Price    2003      Price    2004      Price
---------  ------   -------    -------  -------   ------   -------   -----    -------    ------  -------    ------
January     *        January    *       January    *       January       *    January   12.48    January    22.89
February    *        February   *       February   *       February      *    February  11.55    February   23.00
March       *        March      *       March      *       March         *    March     13.45    March      24.40
April       *        April      *       April      *       April         *    April     14.03    April      31.54
May         *        May        *       May        *       May           *    May       15.05    May        35.10
June        *        June       *       June       *       June          *    June      17.05    June       42.57
July        *        July       *       July       *       July       10.20   July      16.70    July       38.05
August      *        August     *       August     *       August      8.86   August    16.59    August     37.22
September   *        September  *       September  *       September   9.51   September 17.96    September  39.57
October     *        October    *       October    *       October     9.70   October   20.17
November    *        November   *       November   *       November   11.20   November  19.71
December    *        December   *       December   *       December   11.97   December  19.65


         The closing price on October 20, 2004 was $37.00.

                     ANDRX CORPORATION--ANDRYX GROUP (ADRX)

         Andrx Corporation's Andrx Group is a pharmaceutical company that develops and commercializes generic versions of controlled-release brand name pharmaceuticals, using its proprietary controlled-release drug delivery technologies and generic versions of niche and immediate-release pharmaceutical products, including oral contraceptives. The Company also distributes pharmaceuticals, primarily generics, manufactured by others, as well as its own products, to independent pharmacies, pharmacy chains, pharmacy buying groups and physicians' offices. Products include a variety of treatments for hypertension, angina, ulcers and inflammation. On September 7, 2000, Andrx Corporation reclassified its publicly traded common stock into Andrx Group tracking stock, which tracks the performance of the Andrx Group, and the Cybear Group tracking stock, which develops Internet applications to improve the efficiency of day-to-day administrative and communications tasks for participants in the healthcare industry. Owning either stock does not represent a direct legal interest in the assets or liabilities of the Andrx Group or the Cybear Group. Rather, shareholders remain invested in the Andrx Corporation.

         Some of the terms of the Andrx Group tracking stock include:

         Voting. Holders of Andrx Group tracking stock do not have direct voting rights in the Andrx Group. On all matters as to which both classes of Andrx common stock would vote together as a single class, each share of Andrx Group tracking stock has one vote.

         Sale of Cybear Group. Upon a sale or other disposition by Andrx Corporation of all or substantially all of the properties and assets attributed to the Cybear Group, Andrx Corporation is required to pay a dividend on the outstanding shares of Cybear Group Common Stock, redeem some or all of the outstanding shares of Cybear Group Common Stock or convert outstanding shares of Cybear Group Common Stock into shares of Andrx Group Common Stock, subject to some exceptions.

         Dividends. Andrx is not required to pay dividends on the shares of the Andrx Group tracking stock. Dividends on Andrx Group tracking stock are limited to the lesser of the amount that would be legally available for the payment of dividends if the Andrx Group was a stand-alone corporation and an amount equal to the funds legally available for the payment of dividends for Andrx Corporation. Andrx may choose to pay dividends on either the Andrx Group or the Cybear Group of tracking stocks in equal or unequal amounts.

         Dissolution. In the event of a dissolution of Andrx, the holders of Andrx Group tracking stock do not have a preferential right to the assets attributed to the Andrx Group. Each share of Andrx Group tracking stock will be entitled to receive a portion of the assets, if any, of Andrx Corporation remaining for distribution. The rights or dissolution of holders of Andrx Group tracking stock may not bear any relationship to the relative market values or relative voting rights of the two classes.

         Please see Andrx' public filings for more information on its tracking stock. For information on where you can access Andrx' filings, please see "Where You Can Find More Information."

           Closing             Closing           Closing            Closing             Closing            Closing
   1999     Price     2000     Price    2001      Price     2002     Price     2003      Price    2004      Price
---------  ------   -------    -------  -------   ------   -------   -----    -------    ------  -------    ------
January    14 5/32  January    35 1/8   January   65.87    January    58.74   January    14.36   January    24.95
February   16 31/32 February   48 1/32  February  57.36    February   33.45   February   11.65   February   29.96
March      22 25/32 March      57 3/4   March     49.00    March      37.94   March      11.80   March      27.20
April      19 11/16 April      51 3/16  April     59.00    April      45.22   April      16.15   April      22.84
46 1/2     25 7/32  68         59 5/8   May       67.68    May        43.27   May        19.25   May        27.48
June       38 9/16  June       63 59/64 June      77.00    June       26.97   June       19.95   June       27.93
July       33 17/32 July       78 1/16  July      67.89    July       22.19   July       22.88   July       25.94
August     35 15/16 August     87       August    70.29    August     24.63   August     18.00   August     20.16
September  29 17/64 September  93 3/8   September 64.92    September  22.15   September  18.66   September  22.36
October    23 7/8   October    72       October   64.93    October    15.45   October    19.83
November   25 3/4   November   71 23/64 November  73.82    November   14.50   November   21.96
December   21 5/32  December   57 7/8   December  70.41    December   14.67   December   24.04

         The closing price on October 20, 2004 was $21.28.

                            BIOVAIL CORPORATION (BVF)

         Biovail Corporation is an integrated pharmaceutical company which specializes in the development, manufacturing, sale and marketing of pharmaceutical products for the treatment of chronic medical conditions primarily in North America. Biovail formulates, clinically tests, registers, manufactures and out-licenses its own drug products, with a primary focus on therapeutic areas, such as cardiovascular disease, central nervous system disorders and pain management. Biovail markets it products through its own sales force and through licensees.

           Closing             Closing           Closing            Closing              Closing              Closing
   1999     Price     2000     Price     2001      Price     2002     Price     2003      Price    2004       Price
---------  ------    -------    -------  -------   ------   -------   -----    -------    ------  -------     ------
January   10 9/16   January    24 15/16  January    43.25   January   46.98    January   29.05    January     22.20
February   9 35/64  February   32 15/16  February   46.15   February  47.50    February  37.20    February    20.46
March      9 5/8    March      22 1/8    March      36.13   March     49.98    March     39.87    March       15.60
April      8 49/64  April      23 27/32  April      39.28   April     37.77    April     36.15    April       19.00
May        9 35/64  May        23 5/8    May        39.13   May       32.37    May       46.64    May         17.57
June      12 49/64  June       27 23/32  June       43.50   June      28.96    June      47.06    June        18.98
July      14 3/64   July       29        July       47.06   July      23.98    July      38.39    July        15.65
August    14 29/64  August     32 1/32   August     46.10   August    26.84    August    41.53    August      15.16
September 12 11/16  September  40 23/32  September  46.40   September 24.69    September 37.15    September   17.30
October   13 51/64  October    42 1/16   October    47.26   October   31.65    October   24.05
November  17 7/16   November   32 3/4    November   54.71   November  33.00    November  18.75
December  23 7/16   December   38 27/32  December   56.25   December  26.41    December  21.49

         The closing price on October 20, 2004 was $19.00.



                       BRISTOL-MYERS SQUIBB COMPANY (BMY)

         Bristol-Myers Squibb Company is a diversified health and personal care company engaged in the discovery, development, licensing, manufacturing, marketing, distribution and sale of pharmaceuticals and other healthcare-related products. Bristol-Myers Squibb has four business segments: Pharmaceuticals, Oncology Therapeutics Network (OTN), Nutritionals and Other Healthcare. Bristol-Myers Squibb products include: cardiovascular, anti-cancer, anti-infective and central nervous system prescription pharmaceuticals; over-the-counter medicines; nutritional products; medical devices; ostomy care and wound care. Bristol-Myers markets and sells its products internationally to the retail and wholesale markets and some of its products are sold directly to other pharmaceutical companies, hospitals and healthcare professionals.

           Closing             Closing           Closing             Closing             Closing            Closing
   1999     Price     2000     Price     2001      Price     2002     Price     2003      Price    2004      Price
---------  ------    -------    -------  -------   ------   -------   -----    -------    ------  -------    ------
January      64 1/8   January   66 1/4   January   61.89    January   45.37    January    23.59   January    28.05
February     62 31/32 February  57 1/4   February  63.41    February  47.00    February   23.30   February   27.82
March        64 1/8   March     58       March     59.40    March     40.49    March      21.13   March      24.23
April        63 9/16  April     52 7/16  April     56.00    April     28.80    April      25.54   April      25.10
46 1/2       68 3/4   68        55 1/16  May       54.24    May       31.12    May        25.60   May        25.27
June         70 7/16  June      58 1/4   June      52.30    June      25.70    June       27.15   June       24.50
July         66 1/2   July      49 3/8   July      59.14    July      23.43    July       26.20   July       22.90
August       70 3/8   August    53 1/64  August    56.14    August    24.95    August     25.37   August     23.73
September    67 1/2   September 57 1/2   September 55.56    September 23.80    September  25.66   September  23.67
October      76 13/16 October   60 15/16 October   53.45    October   24.61    October    25.37
November     73       November  69 5/16  November  53.76    November  26.50    November   26.35
December     64 3/16  December  73 15/16 December  51.00    December  23.15    December   28.60

         The closing price on October 20, 2004 was $23.35.

                            ELI LILLY & COMPANY (LLY)

         Eli Lilly & Company researches, develops, manufactures and sells pharmaceutical products for humans and animals. Research efforts are primarily directed toward discovering and developing products to diagnose and treat disease in humans and animals and to increase the efficiency of animal food production. Eli Lilly products include neuroscience products, such as Zyprexa, Prozac, Strattera and Permax, endocrine products, cardiovascular agents, oncology products and animal health products for cattle, poultry and swine. Eli Lilly's products are distributed through wholesalers that serve pharmacies, physicians and other healthcare professionals, and hospitals.

           Closing              Closing            Closing            Closing             Closing            Closing
   1999     Price     2000      Price     2001      Price     2002    Price     2003      Price    2004      Price
---------  ------    -------    -------  -------   ------   -------   -----    -------    ------  -------    ------
January    93 11/16  January    66 7/8   January   78.80    January   75.10    January    60.24   January    68.04
February   94 1/2    February   59 7/16  February  79.46    February  75.73    February   56.56   February   73.94
March      84 7/8    March      62 5/8   March     76.66    March     76.20    March      57.15   March      66.90
April      73 5/8    April      77 1/8   April     85.00    April     66.05    April      63.82   April      73.81
May        71 7/16   May        76 1/8   May       84.70    May       64.70    May        58.77   May        73.67
June       71 5/8    June       99 7/8   June      74.00    June      56.40    June       68.97   June       69.91
July       65 11/16  July       103 7/8  July      79.28    July      58.42    July       65.84   July       63.72
August     74 5/8    August     73 1/64  August    77.63    August    58.05    August     66.53   August     63.45
September  64 3/16   September  81 1/8   September 80.70    September 55.34    September  59.40   September  60.05
October    68 7/8    October    89 3/8   October   76.50    October   55.50    October    66.62
November   71 3/4    November   93 11/16 November  82.67    November  68.30    November   68.80
December   66 1/2    December   93 1/16  December  78.54    December  63.50    December   70.33


         The closing price on October 20, 2004 was $55.10.



                         FOREST LABORATORIES, INC. (FRX)

         Forest Laboratories, Inc. develops, manufactures, and sells branded and generic forms of ethical drug products, including prescription drugs and nonprescription pharmaceutical products which are used for the treatment of a wide range of illnesses. Forest's branded products include treatment for depression, respiratory ailments, hypertension, angina and respiratory distress syndrome in premature infants. Forest's generic products include generic equivalents of its branded products and certain controlled-release products.

           Closing              Closing            Closing            Closing             Closing             Closing
   1999     Price     2000      Price     2001      Price     2002    Price     2003      Price     2004      Price
---------  ------    -------    -------  -------   ------   -------   -----    -------    ------   -------    ------
January    11.55    January     16.88    January   33.48    January   41.45    January    51.75    January    74.49
February   12.39    February    17.08    February  34.76    February  39.76    February   49.80    February   75.48
March      14.10    March       21.12    March     29.62    March     40.85    March      53.97    March      71.62
April      11.12    April       21.01    April     30.58    April     38.57    April      51.72    April      64.48
May        11.91    May         22.12    May       37.03    May       36.92    May        50.50    May        63.39
June       11.56    June        25.26    June      35.50    June      35.40    June       54.75    June       56.63
July       12.81    July        26.75    July      39.28    July      38.74    July       47.88    July       50.29
August     12.12    August      24.47    August    36.51    August    36.50    August     47.00    August     45.85
September  10.53    September   28.67    September 36.07    September 41.01    September  51.45    September  44.96
October    11.47    October     33.12    October   37.19    October   48.99    October    50.01
November   12.80    November    33.88    November  35.40    November  53.67    November   54.64
December   15.36    December    33.22    December  40.97    December  49.11    December   61.80

         The closing price on October 20, 2004 was $43.88.

                               HOSPIRA INC. (HSP)

         Hospira, Inc. is a specialty pharmaceuticals and medication delivery company that develops, manufactures and markets products that help improve the safety and effectiveness of patient care. Its three business groups are medication delivery systems and critical care devices, specialty injectable pharmaceuticals, and injectable pharmaceutical custom manufacturing services. Medication delivery systems include electronic drug delivery pumps for intravenous drug delivery and patient-controlled analgesia for pain management, and infusion therapy solutions and supplies. The Company's critical care devices are used in intensive care and critical care units to measure cardiac output and blood flow. Hospira's specialty injectable pharmaceuticals offer injectable products in a variety of dosages and formulations.

           Closing              Closing            Closing            Closing             Closing            Closing
   1999     Price     2000      Price     2001      Price     2002    Price     2003      Price    2004      Price
---------  ------    -------    -------  -------   ------   -------   -----    -------    ------  -------    ------
January       *      January       *     January      *     January     *      January      *     January      *
February      *      February      *     February     *     February    *      February     *     February     *
March         *      March         *     March        *     March       *      March        *     March        *
April         *      April         *     April        *     April       *      April        *     April        *
May           *      May           *     May          *     May         *      May          *     May        25.64
June          *      June          *     June         *     June        *      June         *     June       27.60
July          *      July          *     July         *     July        *      July         *     July       25.91
August        *      August        *     August       *     August      *      August       *     August     27.70
September     *      September     *     September    *     September   *      September    *     September  30.60
October       *      October       *     October      *     October     *      October      *
November      *      November      *     November     *     November    *      November     *
December      *      December      *     December     *     December    *      December     *

         The closing price on October 20, 2004 was $30.25.


                             IVAX CORPORATION (IVX)

         IVAX Corporation researches, develops, manufactures and markets proprietary branded and generic pharmaceuticals in the United States, Europe and Latin America. IVAX manufactures and markets several brand name pharmaceutical products and a wide variety of generic and over-the-counter products. IVAX's primary focus is on respiratory drugs, primarily for asthma, delivered by metered-dose and dry-powder inhalers. IVAX markets its proprietary pharmaceutical products through licensing arrangements and its generic pharmaceutical products are sold to drug wholesalers and retail drug store chains.

           Closing              Closing            Closing            Closing             Closing            Closing
   1999     Price     2000      Price     2001      Price     2002    Price     2003      Price    2004      Price
---------  ------    -------    -------  -------   ------   -------   -----    -------    ------  -------    ------
January     7.23     January    17.73    January    27.76    January   19.50   January    11.65   January    20.00
February    7.87     February   18.20    February   30.00    February  17.00   February   11.29   February   17.81
March       6.30     March      21.80    March      25.20    March     16.05   March      12.25   March      18.22
April       7.03     April      21.90    April      32.04    April     11.80   April      16.07   April      17.04
May         7.17     May        30.10    May        33.70    May       13.80   May        17.31   May        19.48
June        7.53     June       33.20    June       39.00    June      10.80   June       17.85   June       19.19
July        8.43     July       39.40    July       34.00    July      13.50   July       13.72   July       19.08
August      8.80     August     27.70    August     33.66    August    13.70   August     15.84   August     19.36
September   8.80     September  36.80    September  22.17    September 12.27   September  15.68   September  19.15
October     9.37     October    35.00    October    20.55    October   12.55   October    15.41
November   10.83     November   32.80    November   20.60    November  13.51   November   17.16
December   13.73     December   30.64    December   20.14    December  12.13   December   19.10

         The closing price on October 20, 2004 was $18.61.

                             JOHNSON & JOHNSON (JNJ)


         Johnson & Johnson manufactures and sells a broad range of products related to human health and well-being. Johnson & Johnson's business is divided into the consumer, pharmaceutical, and medical devices and diagnostics segments. Johnson & Johnson's consumer segment focuses on personal care and hygienic products and its product brands include Band-Aid, Tylenol and Stayfree sanitary products. The pharmaceutical segment's principal worldwide franchises are in the anti-fungal, anti-infective, cardiovascular, dermatology, gastrointestinal, hematology, immunology, neurology, oncology, pain management, psychotropic and urology fields. Johnson & Johnson's medical devices and diagnostics segment, catering to physicians, nurses, therapists, hospitals, diagnostic laboratories and clinics, focuses on suture and mechanical wound closure products, surgical equipment and devices, wound management and infection prevention products, interventional and diagnostic cardiology products, diagnostic equipment and supplies, joint replacements and disposable contact lenses.

           Closing              Closing            Closing             Closing             Closing            Closing
   1999     Price     2000      Price     2001      Price     2002     Price     2003      Price    2004      Price
---------  ------    -------    -------  -------   ------   -------    -----    -------    ------  -------    ------
January     42.56    January    43.03    January    46.57    January   57.51    January    53.61   January    53.42
February    42.69    February   36.00    February   48.67    February  60.90    February   52.45   February   53.91
March       46.75    March      35.13    March      43.74    March     64.95    March      57.87   March      50.72
April       48.75    April      41.25    April      48.24    April     63.86    April      56.36   April      54.03
May         46.31    May        44.75    May        48.48    May       61.35    May        54.35   May        55.71
June        49.00    June       50.94    June       50.00    June      52.26    June       51.70   June       55.70
July        45.53    July       46.53    July       54.10    July      52.60    July       51.79   July       55.27
August      51.13    August     45.97    August     52.71    August    54.31    August     49.58   August     58.10
September   45.94    September  46.97    September  55.40    September 54.08    September  49.52   September  56.33
October     52.38    October    46.08    October    57.91    October   58.75    October    50.33
November    51.88    November   50.00    November   58.25    November  57.02    November   49.30
December    46.63    December   52.53    December   59.10    December  53.71    December   51.66

         The closing price on October 20, 2004 was $57.50.



                         KING PHARMACEUTICALS, INC. (KG)

         King Pharmaceuticals, Inc. manufactures, markets and sells primarily branded prescription pharmaceutical products. King acquires these pharmaceutical products and seeks to increase their sales by focused promotion and marketing, as well as by developing product line extensions and through product life cycle management. The Company's products can be divided into the therapeutic areas, including cardiovascular, endocrinology/women's health, neuroscience, critical care, anti-infectives and respiratory. King Pharmaceuticals markets its branded pharmaceutical products to general/family practitioners, internal medicine physicians, cardiologists, endocrinologists, neurologists, psychiatrists, obstetricians/gynecologists, as well as to hospitals across the United States and Puerto Rico.

           Closing             Closing            Closing            Closing             Closing             Closing
   1999     Price    2000      Price     2001      Price    2002     Price     2003      Price    2004       Price
---------  ------   -------    -------  -------   ------   -------   -----    -------    ------  -------     ------
January     8.04    January     29.50   January   33.98    January    36.40    January    14.68    January   16.68
February    8.04    February    23.84   February  34.43    February   31.06    February   16.75    February  19.27
March       9.25    March       15.75   March     30.56    March      35.01    March      11.93    March     16.84
April       9.21    April       24.69   April     31.60    April      31.34    April      12.61    April     17.25
May         7.92    May         27.38   May       37.94    May        27.05    May        14.31    May       13.36
June        8.63    June        32.91   June      40.31    June       22.25    June       14.76    June      11.45
July        9.04    July        22.59   July      45.20    July       21.21    July       15.06    July      11.29
August     11.54    August      24.08   August    43.25    August     21.31    August     14.05    August    12.46
September  11.67    September   25.08   September 41.95    September  18.17    September  15.15    September 11.94
October    10.08    October     33.61   October   38.99    October    15.35    October    13.40
November   23.06    November    36.56   November  39.84    November   18.98    November   12.91
December   28.03    December    38.77   December  42.13    December   17.19    December   15.26

         The closing price on October 20, 2004 was $11.95.

                          MEDCO HEALTH SOLUTIONS. (MHS)

         Medco Health Solutions, Inc. provides prescription benefit management
(PBM) services through its national networks of retail pharmacies and its own mail-order pharmacies. Medco has a number of clients in various industry categories, including Blue Cross/Blue Shield plans; managed care organizations; insurance carriers; third-party benefit plan administrators; employers; federal, state and local government agencies, and union-sponsored benefit plans.

           Closing              Closing            Closing            Closing            Closing            Closing
   1999     Price     2000      Price     2001      Price     2002    Price    2003      Price    2004      Price
---------  ------    -------    -------  -------   ------   -------   -----   -------    ------  -------    ------
January       *      January       *     January      *     January     *     January       *     January    36.85
February      *      February      *     February     *     February    *     February      *     February   32.66
March         *      March         *     March        *     March       *     March         *     March      34.00
April         *      April         *     April        *     April       *     April         *     April      35.40
May           *      May           *     May          *     May         *     May           *     May        35.03
June          *      June          *     June         *     June        *     June          *     June       37.50
July          *      July          *     July         *     July        *     July          *     July       30.30
August        *      August        *     August       *     August      *     August       26.70  August     31.23
September     *      September     *     September    *     September   *     September    25.93  September  30.90
October       *      October       *     October      *     October     *     October      33.20
November      *      November      *     November     *     November    *     November     36.43
December      *      December      *     December     *     December    *     December     33.99

         The closing price on October 20, 2004 was $31.63.




                             MERCK & CO., INC. (MRK)

         Merck & Co., Inc. is a research-driven pharmaceutical products company that discovers, develops, manufactures and markets a range of products to improve human and animal health, directly and through its joint ventures. Merck's products include therapeutic and preventive agents, generally sold by prescription, for the treatment of human disorders and animal health supplies. Merck markets its health products primarily to drug wholesalers and retailers, hospitals, clinics, government agencies and managed healthcare providers such as health maintenance organizations and other institutions.

           Closing              Closing            Closing            Closing             Closing            Closing
   1999     Price     2000      Price     2001     Price     2002     Price     2003      Price    2004      Price
---------  ------    -------    -------  -------   ------   -------   -----    -------    ------  -------    ------
January    73 3/8    January    78 5/8   January   82.18    January   59.18    January    55.39   January     47.60
February   81 1/2    February   61 9/16  February  80.20    February  61.33    February   52.75   February    48.08
March      80 1/8    March      62 1/8   March     75.90    March     57.58    March      54.78   March       44.19
April      70 3/8    April      69 1/2   April     75.97    April     54.34    April      58.18   April       47.00
May        67 5/8    May        74 5/8   May       72.99    May       57.10    May        55.58   May         47.30
June       73 5/8    June       76 5/8   June      63.91    June      50.64    June       60.55   June        47.50
July       67 5/8    July       71 21/32 July      67.98    July      49.60    July       55.28   July        45.35
August     67 3/16   August     69 7/8   August    65.10    August    50.52    August     50.32   August      44.97
September  64 13/16  September  74 7/16  September 66.60    September 45.71    September  50.62   September   33.00
October    79 9/16   October    89 15/16 October   63.81    October   54.24    October    44.25
November   78 11/16  November   92 1/16  November  67.75    November  59.41    November   40.60
December   67 3/16   December   93 5/8   December  58.80    December  56.61    December   46.20

         The closing price on October 20, 2004 was $31.40.

                         MYLAN LABORATORIES, INC. (MYL)

         Mylan Laboratories Inc. develops, licenses, manufactures, markets and distributes generic and branded pharmaceutical products. Mylan operates through its generic and branded pharmaceutical segments. Mylan's branded pharmaceutical segment focuses on the cardiology, neurology and dermatology areas. Mylan develops its branded pharmaceutical segment through its own product development and product acquisitions. Mylan markets its products to retail drug stores, wholesalers, distributors and public and governmental agencies within the United States.

           Closing              Closing             Closing             Closing             Closing            Closing
   1999     Price     2000      Price     2001      Price     2002      Price     2003      Price    2004      Price
---------  ------    -------    -------  -------    ------   -------    -----    -------    ------  -------    ------
January    20.33    January     17.75    January    15.57    January    22.46    January    26.72   January    24.39
February   18.21    February    15.33    February   15.60    February   20.25    February   28.55   February   23.50
March      18.29    March       18.33    March      17.23    March      19.64    March      28.75   March      22.73
April      15.13    April       18.92    April      17.83    April      17.65    April      28.27   April      22.91
May        16.92    May         17.88    May        21.21    May        20.63    May        28.88   May        22.31
June       17.67    June        12.17    June       18.75    June       20.90    June       34.77   June       20.25
July       15.25    July        14.17    July       22.50    July       21.63    July       22.51   July       14.82
August     13.21    August      17.71    August     21.99    August     21.77    August     24.27   August     17.42
September  12.25    September   17.96    September  21.75    September  21.83    September  25.77   September  18.00
October    11.96    October     18.67    October    24.58    October    20.98    October    24.15
November   15.71    November    15.96    November   22.99    November   22.49    November   25.32
December   16.79    December    16.79    December   25.00    December   23.27    December   25.26

         The closing price on October 20, 2004 was $17.62.





                                PFIZER INC. (PFE)

         Pfizer Inc. a research-based, global pharmaceutical company that discovers, develops, manufactures and markets prescription medicines for humans and animals, as well as consumer healthcare products. Pfizer's operations are divided into pharmaceutical, consumer healthcare and animal health segments. The pharmaceutical segment includes treatments for cardiovascular and metabolic diseases, central nervous system disorders, arthritis and pain, infectious and respiratory diseases, urogenital conditions, cancer, eye disease, endocrine disorders and allergies. The consumer healthcare segment includes self medications for oral care, upper respiratory health, tobacco dependence, gastrointestinal health, skin care, eye care and hair growth. The animal health segment includes treatments for diseases in livestock and companion animals.

           Closing              Closing            Closing            Closing             Closing            Closing
   1999     Price     2000      Price     2001     Price     2002     Price     2003      Price    2004      Price
---------  ------    -------    -------  -------   ------   -------   -----    -------    ------  -------    ------
January    42 7/8    January   36 3/16   January   45.15    January   41.67    January    30.36   January    36.63
February   43 63/64  February  32 1/8    February  45.00    February  40.96    February   29.82   February   36.65
March      46 1/4    March     36 9/16   March     40.95    March     39.74    March      31.16   March      35.05
April      38 23/64  April     42 1/8    April     43.30    April     36.35    April      30.75   April      35.76
May        35 43/64  May       44 1/2    May       42.89    May       34.60    May        31.02   May        35.34
June       36 21/64  June      48        June      40.05    June      35.00    June       34.15   June       34.28
July       33 7/8    July      43 3/8    July      41.22    July      32.35    July       33.36   July       31.96
August     37 3/4    August    43 9/64   August    38.31    August    33.08    August     29.92   August     32.67
September  35 7/8    September 44 29/32  September 40.10    September 29.02    September  30.38   September  30.60
October    39 11/16  October   43 3/16   October   41.90    October   31.77    October    31.60
November   36 1/4    November  44 5/16   November  43.31    November  31.53    November   33.57
December   32 7/16   December  46        December  39.85    December  30.57    December   35.33

         The closing price on October 20, 2004 was $28.30.

                        SCHERING-PLOUGH CORPORATION (SGP)

         Schering-Plough Corporation discovers, develops and markets pharmaceutical products worldwide. The Company has three business segments:
Prescription Pharmaceuticals, Consumer Health Care and Animal Health segments. Schering-Plough's core product groups include allergy, respiratory, anti-infective, anticancer, dermatologicals, and cardiovascular pharmaceutical products, and healthcare products, including foot care and sun care products and animal health biological and pharmaceutical products. Schering-Plough's foot care, OTC and sun care products are sold through wholesale and retail drug, food chain and mass merchandiser outlets.

           Closing              Closing             Closing            Closing             Closing            Closing
   1999     Price     2000      Price      2001     Price     2002     Price     2003      Price    2004      Price
---------  ------    -------    -------   -------   ------   -------   -----    -------    ------  -------    ------
January    54 1/2    January    43 7/8    January    50.40   January   32.38    January    18.11   January    17.54
February   55 11/16  February   35        February   41.10   February  34.49    February   18.02   February   17.96
March      55 1/4    March      37 1/8    March      36.53   March     31.30    March      17.83   March      16.22
April      48 5/16   April      40 5/16   April      38.54   April     27.30    April      18.10   April      16.73
May        45 1/16   May        48        May        41.95   May       26.45    May        18.45   May        16.90
June       52 1/2    June       50 1/2    June       36.24   June      24.60    June       18.60   June       18.48
July       49        July       43 3/16   July       39.05   July      25.50    July       16.98   July       19.46
August     52 5/8    August     40 9/64   August     38.13   August    23.08    August     15.19   August     18.46
September  43 5/8    September  46 9/16   September  37.10   September 21.32    September  15.24   September  19.06
October    49 1/2    October    51 11/16  October    37.18   October   21.35    October    15.27
November   51 1/8    November   56 1/16   November   35.72   November  22.66    November   16.18
December   42 3/8    December   56 3/4    December   35.81   December  22.20    December   17.39

         The closing price on October 20, 2004 was $16.72.




                          VALEANT PHARMACEUTICALS (VRX)

         Valeant Pharmaceuticals International, formerly ICN Pharmaceuticals, Inc., is a global, research-based specialty pharmaceutical company that discovers, develops, manufactures and markets a range of pharmaceutical products. Valeant Pharmaceuticals International operates in two principal business areas, the pharmaceutical business and the biomedical business. Valeant Pharmaceuticals' pharmaceutical and nutritional products treat viral and bacterial infections, diseases of the skin, neuromuscular disorders, cancer, cardiovascular disease, diabetes and psychiatric disorders. The biomedical business consists of research chemicals, diagnostic and other biomedical products.

           Closing              Closing              Closing             Closing             Closing            Closing
   1999     Price     2000      Price      2001      Price     2002      Price     2003      Price    2004      Price
---------  ------    -------    -------   -------    ------   -------    -----    -------    ------  -------    ------
January    24 1/8    January    25        January    26.60    January    32.02    January    11.16   January    23.48
February   21 7/8    February   19 7/8    February   26.56    February   27.85    February    9.62   February   21.93
March      25 1/8    March      27 1/4    March      25.43    March      31.75    March       8.91   March      23.87
April      33 3/16   April      25 3/16   April      25.62    April      27.66    April       8.75   April      23.10
46 1/2     32 7/8    68         34 13/16  May        30.23    May        28.03    May        15.00   May        18.28
June       32 3/16   June       27 13/16  June       31.72    June       24.21    June       16.76   June       20.00
July       30 3/4    July       23 13/16  July       30.75    July       10.49    July       15.61   July       17.51
August     20 3/4    August     28 5/16   August     29.45    August     10.16    August     17.50   August     23.46
September  17 3/16   September  33 3/38   September  26.35    September   9.06    September  17.16   September  24.12
October    23        October    38 1/16   October    24.21    October     8.35    October    19.31
November   24 5/16   November   33 11/16  November   29.78    November   11.75    November   23.91
December   25 5/16   December   30 11/16  December   33.50    December   10.91    December   25.15

         The closing price on October 20, 2004 was $23.67.

                       WATSON PHARMACEUTICALS, INC. (WPI)

         Watson Pharmaceuticals, Inc. is engaged in the development, manufacture, marketing, sale and distribution of branded and off-patent (generic) pharmaceutical products. Watson's products include prescription and over-the-counter therapeutic and preventive agents used for the treatment of human diseases and disorders in the primary care, women's health, dermatology and neurology/psychiatry areas. Watson also develops advanced drug delivery systems designed to enhance the therapeutic benefits of existing drug forms. Watson markets its branded pharmaceutical products through specialty sales groups who focus on healthcare professionals. Watson's generic pharmaceutical products are sold to drug wholesalers, distributors and retailers, hospitals and health maintenance organizations.

           Closing              Closing              Closing             Closing             Closing            Closing
   1999     Price     2000      Price      2001      Price     2002      Price     2003      Price     2004      Price
---------  ------    -------    -------   -------    ------   -------    -----    -------    ------   -------    ------
January    54 5/8    January    40 5/16   January    52.06    January    29.30    January    30.28    January    46.51
February   48 3/8    February   40        February   55.50    February   29.28    February   30.93    February   45.92
March      44 1/8    March      39 11/16  March      52.60    March      27.09    March      28.77    March      42.79
April      40 1/2    April      44 15/16  April      49.80    April      24.60    April      29.07    April      35.61
May        38 5/16   May        44 5/16   May        60.10    May        26.00    May        37.02    May        37.35
June       35 1/16   June       53 23/32  June       61.64    June       25.27    June       40.37    June       26.90
July       34 7/16   July       55 1/4    July       65.85    July       21.07    July       39.94    July       25.21
August     35 7/8    August     61 21/32  August     56.10    August     23.32    August     41.10    August     27.54
September  30 9/16   September  64 7/8    September  54.71    September  24.51    September  41.69    September  29.46
October    31 3/4    October    62 9/16   October    47.68    October    27.49    October    39.27
November   37 3/16   November   46        November   29.93    November   29.99    November   47.14
December   35 13/16  December   51 3/16   December   31.39    December   28.27    December   46.00

         The closing price on October 20, 2004 was $26.50.



                                   WYETH (WYE)

         Wyeth is engaged in the discovery, development, manufacture, distribution and sale of a diversified line of products in three primary businesses: Wyeth Pharmaceuticals, Wyeth Consumer Healthcare and Fort Dodge Animal Health. The pharmaceutical business manufactures and sells branded and generic human ethical pharmaceuticals, nutritionals and animal biologicals and pharmaceuticals. The consumer healthcare business manufactures and distributes cold and allergy remedies and nutritional products including Advil, Robitussin, Dimetapp and Centrum Silver vitamins. The Animal Health business sells products that include vaccines, pharmaceuticals, parasite control and growth implants.

           Closing              Closing              Closing             Closing             Closing            Closing
   1999     Price     2000      Price      2001      Price     2002      Price     2003      Price     2004      Price
---------  ------    -------    -------   -------    ------   -------    -----    -------    ------   -------    ------
January    58 11/16  January    47 1/16   January    59.10    January    64.66    January    39.03    January    40.95
February   59 1/2    February   43 1/2    February   61.77    February   63.55    February   35.25    February   39.50
March      65 1/4    March      53 3/4    March      58.75    March      65.65    March      37.82    March      37.55
April      61        April      56 1/4    April      57.75    April      57.00    April      43.53    April      38.07
May        57 5/8    May        53 7/8    May        63.30    May        55.50    May        43.85    May        36.00
June       57 3/8    June       58 3/4    June       58.75    June       51.20    June       45.55    June       36.16
July       51        July       53 1/16   July       60.31    July       39.90    July       45.58    July       35.40
August     41 1/2    August     54 13/64  August     56.00    August     42.80    August     42.85    August     36.57
September  41 1/2    September  56 7/16   September  58.25    September  31.80    September  46.10    September  37.40
October    52 1/4    October    63 1/2    October    55.83    October    33.50    October    44.14
November   52        November   60 1/8    November   60.10    November   38.43    November   39.40
December   39 1/4    December   63 35/64  December   61.36    December   37.40    December   42.45

         The closing price on October 20, 2004 was $37.23.

                           ZIMMER HOLDINGS, INC. (ZMH)

         Zimmer Holdings, Inc., designs, develops, manufactures and markets reconstructive orthopedic implants, including joint, dental and spinal implants, trauma products and related orthopedic surgical products. Zimmer Holdings also makes fracture management products that are used primarily to reattach or stabilize damaged bone and tissue to support the body's natural healing process. Zimmer Holdings also manufactures and markets other products relating to orthopedic and general surgery. Zimmer's primary customers include musculoskeletal surgeons, neurosurgeons, oral surgeons, dentists, hospitals, distributors, healthcare dealers and, in their capacity as agents, healthcare purchasing organizations or buying groups.

           Closing              Closing              Closing             Closing             Closing            Closing
   1999     Price     2000      Price      2001      Price     2002      Price     2003      Price     2004      Price
---------  ------    -------    -------   -------    ------   -------    -----    -------    ------   -------    ------
January      *      January       *       January      *      January    32.53    January    41.00    January    76.50
February     *      February      *       February     *      February   35.76    February   44.39    February   75.64
March        *      March         *       March        *      March      34.05    March      48.63    March      73.78
April        *      April         *       April        *      April      34.71    April      46.90    April      79.85
May          *      May           *       May          *      May        34.98    May        44.86    May        85.35
June         *      June          *       June         *      June       35.66    June       45.50    June       88.20
July         *      July          *       July         *      July       37.23    July       47.81    July       76.31
August       *      August        *       August      27.20   August     36.90    August     51.74    August     71.30
September    *      September     *       September   27.75   September  38.34    September  55.10    September  79.04
October      *      October       *       October     30.91   October    41.22    October    63.81
November     *      November      *       November    32.26   November   37.64    November   65.92
December     *      December      *       December    30.54   December   41.52    December   70.40

         The closing price on October 20, 2004 was $71.00.

===============================================================================



                      [PHARMACEUTICAL HOLDRS LOGO OMITTED]


                        1,000,000,000 Depositary Receipts



                          Pharmaceutical HOLDRS(SM) Trust

                             ---------------------

                               P R O S P E C T U S

                              ---------------------


                                October 25, 2004


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